November 13, 2017

Supplement

SUPPLEMENT DATED NOVEMBER 13, 2017 TO THE PROSPECTUSES OF
Morgan Stanley Multi Cap Growth Trust, dated March 31, 2017
Morgan Stanley European Equity Fund Inc., dated May 1, 2017
Morgan Stanley Global Fixed Income Opportunities Fund, dated May 1, 2017
Morgan Stanley Mortgage Securities Trust, dated May 1, 2017
Morgan Stanley U.S. Government Securities Trust, dated May 1, 2017

The seventh bullet point in the section of each Prospectus entitled "Appendix A—Intermediary-Specific Sales Charge Waivers and Discounts—Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch" is hereby deleted and replaced with the following:

•  Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a conversion with respect to such shares (or any other Class of shares) to load waived shares following a shorter holding period, that conversion right will apply following such shorter period

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

MSRETAILMERRPROSPT 11/17